UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 12, 2017

FIFTH THIRD AUTO TRUST 2017-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity:   333-211395-01

Central Index Key Number:   0001715585

FIFTH THIRD HOLDINGS FUNDING, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor:   333-211395

Central Index Key Number:   0001405332

FIFTH THIRD BANK

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number:   0000035528

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

35-7706841
(Issuing Entity’s I.R.S. Employer Identification No.)

C⁄O Fifth Third Holdings Funding, LLC 1701 Golf Road, Tower 1, 8th Floor Rolling Meadows, Illinois	60008
(Address of Principal Executive Offices)	(Zip Code)

(847) 354-7341

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On September 12, 2017, Fifth Third Bank (the “Bank”) and Fifth Third Holdings Funding, LLC (“FTHF LLC”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, on behalf of itself and as a representative of the several underwriters, for the sale of certain notes of Fifth Third Auto Trust 2017-1 (the “Issuer”), in the following classes and in the amounts described therein: Class A-2-A 1.59% Asset Backed Notes (the “Class A-2-A Notes”), Class A-2-B LIBOR + 0.15% Asset Backed Notes (the “Class A-2-B Notes”), Class A-3 1.80% Asset Backed Notes (the “Class A–3 Notes”) and Class A-4 2.03% Asset Backed Notes (the “Class A-4 Notes”) (collectively, the “Underwritten Notes”). The Underwritten Notes and the Class A-1 1.30000% Asset Backed Notes (the “Class A-1 Notes”) will be issued on or about September 20, 2017 (the “Closing Date”). FTHF LLC will retain all of the Class A-1 Notes and at least 5% (by initial principal amount) of each of the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes and the Class A-4 Notes (collectively with the Underwritten Notes, the “Notes”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01. Other Events.

On the Closing Date, the Bank and Fifth Third Holdings, LLC will enter into a Receivables Sale Agreement, to be dated as of the Closing Date (the “Receivables Sale Agreement”), pursuant to which the Bank will transfer to Fifth Third Holdings, LLC certain retail installment sale contracts relating to new or used automobile, light-duty truck, van or other motor vehicle, which shall appear on the schedule of receivables (the “Schedule of Receivables”) (the “Receivables”) and related property. The Issuer, a Delaware statutory trust, was established pursuant to a Trust Agreement dated August 21, 2017, to be amended and restated as of the Closing Date, among FTHF LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee (the “Amended and Restated Trust Agreement”). On the Closing Date, the Issuer will enter into a Purchase Agreement, to be dated as of the Closing Date (the “Purchase Agreement”), with Fifth Third Holdings, LLC, as seller, and FTHF LLC, as purchaser, pursuant to which the Receivables and related property will be transferred to FTHF LLC. On the Closing Date, the Issuer will enter into a Sale Agreement, to be dated as of the Closing Date (the “Sale Agreement”), with FTHF LLC, as seller, and the Issuer, as purchaser, pursuant to which the Receivables and related property will be transferred to the Issuer. On the Closing Date, the Bank, as servicer, will enter into a Servicing Agreement, to be dated as of the Closing Date (the “Servicing Agreement”), with the Issuer and the Indenture Trustee. On the Closing Date, the Issuer, the Bank, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables. Also on the Closing Date, the Issuer will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), by and between the Issuer and the Indenture Trustee. Pursuant to the Indenture, the Issuer will cause the issuance of the Notes. Also on the Closing Date, the Bank, as administrator, the Issuer and the Indenture Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by the Bank of certain services relating to the Notes.

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Receivables Sale Agreement, as Exhibit 10.2 is the form of Purchase Agreement, as Exhibit 10.3 is the form of Sale Agreement, as Exhibit 10.4 is the form of Servicing Agreement, as Exhibit 10.5 is the form of Administration Agreement, as Exhibit 10.6 is the form of Amended and Restated Trust Agreement and as Exhibit 10.7 is the form of Asset Representations Review Agreement.

In connection with the offering of the Underwritten Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

   (a)                 Not applicable.

   (b)                 Not applicable.

   (c)                 Not applicable.

   (d)                 Exhibits.

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated September 12, 2017, among the Bank, FTHF LLC and J.P. Morgan Securities LLC, on behalf of itself and as a representative of the several underwriters.
4.1	Indenture, to be dated the Closing Date, between the Issuer and Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee”).
10.1	Receivables Sale Agreement, to be dated the Closing Date, between the Bank and Fifth Third Holdings, LLC.
10.2	Purchase Agreement, to be dated the Closing Date, between Fifth Third Holdings, LLC and FTHF LLC.
10.3	Sale Agreement, to be dated the Closing Date, between FTHF LLC and the Issuer.
10.4	Servicing Agreement, to be dated the Closing Date, among the Bank, the Issuer and the Indenture Trustee.
10.5	Administration Agreement, to be dated the Closing Date, among the Bank, the Issuer and the Indenture Trustee.
10.6	Amended and Restated Trust Agreement, to be dated the Closing Date, among FTHF LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee.
10.7	Asset Representations Review, to be dated the Closing Date, among the Issuer, the Bank, and Clayton Fixed Income Services LLC, as asset representations reviewer.
36.1	Depositor Certification, dated September 12, 2017, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 13, 2017	FIFTH THIRD HOLDINGS FUNDING, LLC

	By:	/s/ James Leonard
	Name:	James Leonard
	Title:	President